SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                        Pursuant to Rule 13 or 15d of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 1997



                     FRANKLIN CONSOLIDATED MINING CO., INC.
               (Exact name of Registrant as specified in charter)



Delaware                              0-9416                    13-2879202
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


         76 Beaver Street, Suite 500, New York, New York                10005
            (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 344-2828


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

     Not applicable.

Item 2. Acquisition or Disposition of Assets

     Not applicable.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5. Other Materially Important Events

     On March 5, 1997, the United District Court for the District of Colorado entered a Judgment against the Company for $90,000 in favor of Charles J. Friedman, P.C., the Company's former counsel ("Friedman"). This action follows the dismissal with prejudice on January 10, 1997 by United States District Court Judge Allan B. Johnson of all the Company's claims against Friedman. Pursuant to such Judgment, the parties stipulated to a stay of execution of the Judgment for forty-five (45) days to provide the Company with time to pay Friedman $45,000 in full and complete satisfaction of the Judgment.

     However, pursuant to such Judgment, which is attached hereto as Exhibit A, the Company was required, on or before March 21, 1997, (1) to issue to Friedman 1,000,000 of the Company's Common Stock having certain piggyback and demand registration rights and other rights as more specifically set forth in Exhibit A to the Judgment (the "Settlement Shares"), (2) to execute a Financing Statement and Security Agreement on the appropriate UCC forms (the "UCC Filings") and deposit such Settlement Shares and UCC Filings into the Registry of this Court, and (3) to file with the SEC this Current Report on Form 8-K setting forth in full and accurate detail the terms of the Judgment against the Company and the terms of the stay of execution as set forth therein, which disclosure and language the Company is also required to include in its upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 1996. Simultaneously, Friedman will deposit on or before March 21, 1997 into the Registry of this Court its Share Purchase Warrant dated July 1, 1995 with certain piggyback and demand registration rights attached thereto (the "Share Purchase Warrant").

     Finally, the Company was required, as soon as possible after the completion of its audit for the fiscal year ended December 31, 1996 and the filing of its Annual Report on Form 10-K, but no later than April 30, 1997, and in addition to the registration rights provided for in Exhibit A hereto, to file with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on such form as may be required by the SEC, covering the Settlement Shares so that such shares will thereafter be fully registered upon the effective date of such Registration Statement. In the event that the Company makes the $45,000 payment on or before April 21, 1997, then Friedman will release its lien on the Company's files and return such files to the Company on or before May 2, 1997. In the event that the Company fails to pay Friedman $45,000 in cash on or before April 21, 1997, then the Court shall release from its Registry the Settlement Shares and the UCC Filings, and Friedman shall maintain possession, custody and control of the Company's records until the Judgment is satisfied in full.

Item 6. Resignations of the Registrant's Directors

     Not applicable.

Item 7. Financial Statements and Exhibits

     (a) Form of Judgment, dated March 5, 1997.

Item 8. Change in Fiscal Year

     Not applicable.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FRANKLIN CONSOLIDATED MINING CO., INC.




DATE: March ___, 1997                  By: J. Terry Anderson, President
                                          ---------------------------------
                                          J. Terry Anderson, President

                   IN THE UNITED STATES DISTRICT COURT FOR THE
                              DISTRICT OF COLORADO

Civil Action No. 96 WY 506 AJ

CHARLES J. FRIEDMAN, P.C., a Colorado corporation,

          Plaintiff,

         vs.

FRANKLIN CONSOLIDATED MINING CO., INC., a Delaware corporation,

          Defendant

                                ORDER OF JUDGMENT


     JUDGMENT hereby enters in favor of PLAINTIFF, CHARLES J. FRIEDMAN, P.C., a Colorado corporation, against the DEFENDANT, FRANKLIN CONSOLIDATED MINING CO., INC., a Delaware corporation (the "Company"), in the principal sum of Ninety Thousand Dollars ($90,000.00) as of the date of March 5, 1997, with annual interest at the legal rate of 8%.

     Pursuant to the Stipulation of the parties before United States District Court Magistrate Judge Donald E. Abram, execution of said Judgment shall be stayed for forty-five (45) days provided that on or before March 21, 1997, (1) Defendant Company shall deposit into the Registry of this Court a newly-issued share certificate registered in the name of Charles J. Friedman, P.C. for 1,000,000 of the Company's Common Stock having certain piggyback and demand registration rights and other rights as more specifically set forth in Exhibit A hereto (the "Settlement Shares"), (2) Defendant Company shall execute a Financing Statement and Security Agreement on the appropriate UCC forms as more specifically set forth in Exhibit B hereto (the "UCC Filings") and deposit such UCC Filings into the Registry of this Court, (3) Defendant Company shall file with the SEC, and provide to this Court and to Plaintiff, a Current Report on Form 8-K in substantially the form attached hereto as Exhibit C, disclosing the dismissal by the United States Federal District Court for the District of Colorado by Judge Allan B. Johnson of all of the Company's claims against Plaintiff Charles J. Friedman, P.C. in their entirety on January 10, 1997, and setting forth in full and accurate detail the terms of this Judgment against the Company, and the terms of the stay of execution as set forth herein, which disclosure and language the Company shall also be required to include in its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 in a position in the Annual Report of equal prominence to the disclosure contained in the Company's previous year's Annual Report on Form 10-K (namely, a heading as follows in the Litigation section of the 10-K: "Friedman Litigation:
Counterclaims Dismissed; Judgment Entered Against Company"), and (4) Plaintiff Charles J. Friedman, P.C. shall deposit into the Registry of this Court its Share Purchase Warrant dated July 1, 1995 with certain piggyback and demand registration rights attached thereto (the "Share Purchase Warrant"), and further provided that within 20 days of the completion of its audit for the fiscal year ended December 31, 1996, but no later than April 30, 1997, and in addition to the registration rights provided for in Exhibit A hereto, Defendant Company shall file with the U.S. Securities and Exchange Commission (the "SEC"), and provide the Registry of this Court and the Plaintiff with copies verifying such filing, a Registration Statement on such form as may be required by the SEC, covering the Settlement Shares so that such shares will thereafter be fully registered upon the effective date of such Registration Statement.

Execution of this Judgment by Plaintiff Charles J. Friedman, P.C. shall be stayed up to and including the date of April 21, 1997 pending payment by or on behalf of the Company to Plaintiff of Forty Five Thousand Dollars ($45,000.00) in cash, or by clear funds by wire transfer to Plaintiff's Account. Upon Plaintiff's receipt of such funds on or before April 21, 1997, the Settlement Shares, the UCC Filings, and the Share Purchase Warrant held in the Registry of the Court shall be released to the Company or to its designee and the Judgment shall be deemed satisfied in full.

In the event that payment to Plaintiff is not made as aforesaid, then the certificate representing the Settlement Shares and the UCC Filings representing the Company's tangible and intangible assets shall be released from the Registry of the Court to Plaintiff on April 22, 1997, and the Judgment shall continue to accrue interest at the legal rate until collected or paid. Moreover, in the subsequent event that Defendant Company fails to complete its audit in and file its Annual Report on Form 10-K by April 15, 1997 and fails to file the Registration Statement with the SEC by April 30, 1997 fully registering the Settlement Shares, Plaintiff may require the Company to make such filing at the Company's expense.

In the event Plaintiff chooses to liquidate any portion or all of the shares represented by the Settlement Shares, the cash proceeds from such liquidation or sale shall be applied against the Judgment and against interest thereon and appropriate Satisfactions of judgment shall be filed with the Court. In the event that Plaintiff is forced to execute on its Judgment, it may elect to proceed against the Settlement Shares, or such other property or rights of the Company as it may elect, or both until the Judgment is satisfied.

Finally, in the event that Plaintiff receives the $45,000 payment on before April 21, 1997, Plaintiff shall release its lien on the Company's files and return such files to the Company on or before May 2, 1997. However, in the event that Defendant fails to make the required payment on or before April 21, 1997, Plaintiff shall maintain the Company's records in its possession, custody or control unless and until this Judgment is satisfied in full.

SO ORDERED this ___ day of March, 1997, nunc pro tunc March 5, 1997.

                                        BY THE COURT

                                        -----------------------------
                                        Judge

                              EXHIBIT A TO JUDGMENT

(1) THE NEW SHARE CERTIFICATE FOR 1,000,000 COMMON SHARES TO BE ISSUED TO CHARLES J. FRIEDMAN, P.C. BY FRANKLIN CONSOLIDATED MINING CO., INC. PURSUANT TO THE MARCH 5, 1997 JUDGMENT (THE "SETTLEMENT SHARES") SHALL CONTAIN THE FOLLOWING NOTATION ON THE FRONT OF SUCH CERTIFICATE:

     "SEE ATTACHED PIGGYBACK AND DEMAND REGISTRATION AND OTHER RIGHTS OF SHAREHOLDER CHARLES J. FRIEDMAN, P.C."

(2) THE FOLLOWING STATEMENT OF RIGHTS OR LEGEND SHALL BE ATTACHED TO AND MADE A PART OF SUCH SHARE CERTIFICATE FOR SUCH SETTLEMENT SHARES:

     STATEMENT OF RIGHTS OF SHAREHOLDER CHARLES J. FRIEDMAN, P.C.

The Holder of This Share Certificate, Charles J. Friedman, P.C. or its Assignee, Shall Possess Unlimited Incidental ("Piggyback") Registration Rights and One (1) Demand Registration Right, at the Company's Cost and Expense, and Other Rights All As More Fully Set Forth Below:

     1. Piggyback Registration Rights. As soon as possible after the Company concludes its audit for the fiscal year ended December 31, 1996 and files its Annual Report on Form 10-K, but in any event no later than April 30, 1997, the Company shall file a Registration Statement on such form as may be required by the U.S. Securities and Exchange Commission ("SEC") covering the 1,000,000 Settlement Shares so that such shares will thereafter be fully registered and freely tradeable upon the effective date of such Registration Statement. The Company may not require that such Settlement Shares to be registered on behalf of the Holder be pari passu to the number of shares that may be registered by all other parties. If for any reason the Company does not file a Registration Statement as required on or before April 30, 1997 and Holder's shares do not become fully registered and freely tradeable, then each and every time the Company shall determine to file a registration statement in connection with the proposed offer and sale for money of any of its securities either by it or any of its security holders (except solely to implement an employee benefit plan), the Company shall cause all of Holder's shares or remaining shares to be included in such registration statement for current sale. The Company may not require that the number of shares to be registered on behalf of Holder shall be pari passu to the number of shares to be registered by all parties, including the Company, distributing securities in such underwriting. Holder's piggyback rights shall continue with respect to any of Holder's shares which fail to be registered or fail to become freely tradable as previously noted. The costs and expenses of any registration hereunder shall be borne by the Company, including legal fees of Holder, except that the Company shall not be required to bear any underwriting discounts or commissions of Holder.

STATEMENT OF RIGHTS of SHAREHOLDER CHARLES J. FRIEDMAN, P.C. (PAGE 2)

     2. Demand Registration Rights. By written notice to the Company, Holder shall have the right to demand one registration of any or all of Holder's shares, at the expense of the Company as provided below. The Company shall not be obligated to effect a registration statement during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering or securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith.

If the Company shall furnish to Holder a certificate signed by the President of the Company and the Company's underwriter and authorized by the Company's Board of Directors stating that in the good faith judgment of the Board of Directors and the underwriter it would be materially detrimental to the Company or its shareholders for a demand registration to be undertaken in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months. Such certificate must set forth in detail the basis for any determination that a demand registration would be materially detrimental to the Company or its shareholders and the basis of any such detriment.

3. Other Rights.

     a. Notice. The Company shall notify Holder within 24 hours of the date upon which the Company's accountants issue their letter certifying the audit and the financial statements and within 24 hours of the date upon which the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 has been filed with the SEC. The Company shall provide similar 24-hour notice for any other filing with the SEC, whether on EDGAR or otherwise, and shall further provide Holder with a copy via express mail of all such SEC filings within 24 hours. The Company shall also provide Holder prior notice of at least five (5) business days of any material significant transaction, including mergers, acquisitions, consolidations, sale of assets, bankruptcy, insolvency, de-listing from NASDAQ, or similar actions that may affect the value or liquidity of Holder's stock. If these Settlement Shares are still owned by Holder after May 1, 1997, then the Company shall also provide Holder with prior notice regarding any proposed sale, transfer, pledge or encumbrance of all or substantially all of the Company's assets, merger, acquisition or any other significant or material transaction affecting any of the assets of the Company.

     b. Recapitalization, etc. If, at any time the Common Shares represented by this Certificate are not yet fully registered and freely tradeable, the Company is recapitalized by reclassifying its outstanding Common Shares into shares with a different par value, or by changing its outstanding Common Shares to shares without par value, or if the Company or a successor corporation consolidates or merges with or conveys all or substantially all of its, or of any

STATEMENT OF RIGHTS of SHAREHOLDER CHARLES J. FRIEDMAN, P.C. (PAGE 3)


successor corporation's, property and assets to any other corporation or corporations (any such other corporation being included within the meaning of the term "successor corporation" hereinbefore used in the context of any consolidation or merger of any other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), or in the event of any other material change of the Company's capital structure or of any successor corporation by reason of any reclassification, reorganization, recapitalization, consolidation, merger, conveyance or otherwise, then, as a condition of any such reclassification, reorganization, recapitalization, consolidation, merger or conveyance, a prompt, proportionate, equitable, lawful and adequate provision shall be made whereby any additional shares, securities or assets that may be issued to Holder with respect to such reclassification, reorganization, recapitalization, consolidation, merger or conveyance shall be covered by this Statement of Rights.

     c. Merger, dissolution, etc. If, at any time the Common Shares represented by this Certificated are not yet fully registered or freely tradeable and after prior notice has been provided to Holder as set forth above, the Company sells all or substantially all of its property, or dissolves, liquidates, or winds up its affairs, prompt, proportionate equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation, or winding up such that Holder of this Certificate may thereafter receive, in lieu of each fully registered and freely tradeable Common Share of the Company which he would have been entitled to receive, the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each Common Share of the Company.

     d. Owner; Dividend; Rule 144. The Holder of this Certificate at all times shall be treated by the Company as the absolute owner hereof for all purposes, regardless of any notice to the contrary from any person. This Certificate shall entitle Holder to all of the rights of shareholders or to any dividend declared upon the Common Shares of the Company. At any time after the Settlement Shares have not yet become fully registered and freely tradeable, if sufficient time has passed such that Rule 144 becomes available to Holder AND the Company and the Company's transfer agent lifts all trading restrictions on such shares so that they become freely tradeable, with an accompanying opinion of counsel acceptable to Holder, then the Registration rights contained herein shall terminate, but only with the written approval of Holder. However, in the event at any time thereafter should Rule 144 no longer be available to holder, then these rights will be automatically reinstated and continue until such time as Rule 144 will become available to Holder, and such automatic reinstatement shall continue in force until all such shares are sold by Holder or its assignee.

STATEMENT OF RIGHTS of SHAREHOLDER CHARLES J. FRIEDMAN, P.C. (PAGE 4)



IN WITNESS WHEREOF, the Company has caused this Share Certificate and this accompanying Statement of Rights and Legend to be executed by its duly authorized officers, to be affixed to the Share Certificate for the 1,000,000 Settlement Shares of the Company issued as of March 5, 1997 pursuant to the Judgment of the United States District Court in the District of Colorado dated as of March 5, 1997, and to be sealed with the seal of the Company as of the 5th day of March, 1997.

                                        FRANKLIN CONSOLIDATED MINING CO., INC.


[SEAL]                                  By:_______________________________
                                           J. Terry Anderson, President

Attest:
----------------------------------------
         Robert Waligunda, Secretary

STATEMENT OF RIGHTS of SHAREHOLDER CHARLES J. FRIEDMAN, P.C. (PAGE 5)



IN WITNESS WHEREOF, the Company has caused this Share Certificate and this accompanying Statement of Rights and Legend to be executed by its duly authorized officers, to be affixed to the Share Certificate for the 1,000,000 Settlement Shares of the Company issued as of March 5, 1997 pursuant to the Judgment of the United States District Court in the District of Colorado dated as of March 5, 1997, and to be sealed with the seal of the Company as of the 5th day of March, 1997.

                                         FRANKLIN CONSOLIDATED MINING CO., INC.


[SEAL]                                   By: J. Terry Anderson
                                             J. Terry Anderson, President

Attest:  Robert Waligunda
         Robert Waligunda, Secretary